                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR16

                               Marketing Materials

                          $1,028,806,584 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer


GREENWICH CAPITAL
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                         Date Prepared: September 30, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR16

            $1,028,806,584 (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

==================================================================================================================
        Principal Amount                     Pmt Window      Interest Rate                      Expected Ratings
Class    (Approx.) (1)     WAL (Yrs)(2)       (Mths)(2)         Type (3)       Tranche Type    [Moody's/S&P/Fitch]
-----   ----------------   ------------   ----------------   -------------   ---------------   -------------------
  A      $1,000,000,000    2.61/3.33         1-60/1-360         Net WAC          Senior          [Aaa/AAA/AAA]
  R      $          100       N/A               N/A             Net WAC      Senior/Residual     [Aaa/AAA/AAA]
------------------------------------------------------------------------------------------------------------------
  B1     $   10,802,000                                         Net WAC        Subordinate        [Aa2/AA/AA]
  B2     $    8,230,000    Information Not Provided Hereby      Net WAC        Subordinate          [A2/A/A]
  B3     $    4,115,000                                         Net WAC        Subordinate       [Baa2/BBB/BBB]
------------------------------------------------------------------------------------------------------------------
  B4     $    1,543,000                                         Net WAC        Subordinate         Ba2/BB/BB
  B5     $    1,543,000     Privately Offered Certificates      Net WAC        Subordinate           B2/B/B
  B6     $    2,573,484                                         Net WAC        Subordinate          NR/NR/NR
==================================================================================================================
Total:    $1,028,806,584

(1) The Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class A Certificates are shown to the Weighted Average Roll Date (as described herein) and maturity.

(3) For every Distribution Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.

Depositor and
Master Servicer:           Washington Mutual Mortgage Securities Corp.
                           ("WMMSC").

Servicer:                  Washington Mutual Bank, FA ("WMBFA").

Lead Underwriter:          Greenwich Capital Markets, Inc.

Dealer:                    WaMu Capital Corp., a Washington Mutual, Inc.
                           Company.

Trustee:                   Bankers Trust Company of California, N.A.

Rating Agencies:           [Moody's, S&P and Fitch] will rate the
                           Certificates, except the Class B-6 Certificates. The
                           Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term
                           Sheet.

Cut-off Date:              October 1, 2002.

Expected Pricing Date:     On or about September 30, 2002.


GREENWICH CAPITAL                                                              2
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Closing Date:              On or about October [28], 2002.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in November 2002.

Certificates:              The "Senior Certificates" will consist of the
                           Class A (the "Class A Certificates") and Class R
                           Certificate. The Class B-1, Class B-2 and Class
                           B-3 Certificates will be referred to herein as the "Senior Subordinate Certificates" and the Class
                           B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the "Junior Subordinate
                           Certifcates," together with the Senior Subordinate
                           Certificates, the "Subordinate Certificates." The
                           Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates." The Senior Certificates
                           (the "Offered Certificates") are being offered publicly.

Accrued Interest:          The Offered Certificates will settle with
                           accrued interest. The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([27] days).

Interest Accrual Period:   The interest accrual period with
                           respect to the Offered Certificates for a given
                           Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Class A
                           Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class
                           R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates are expected to
                           be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:           The Offered Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Weighted Average
Roll Date:                 The Distribution Date in [October 2007].

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [25]% CPR.


GREENWICH CAPITAL                                                              3
--------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is approximately $[1,028,806,584] (the "Mortgage
                           Loans"). The Mortgage Loans are non-convertible, adjustable rate One-Year CMT indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM").
                           Each Mortgage Loan has an original term to maturity of 30 years. Approximately [65.00]% -
                           [85.00]% of the Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their remaining 25 year term. The Mortgage
                           Loans are secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

                           On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $[1,028,806,584], subject to an increase or decrease of up to 10%. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein. The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Credit Enhancement:        Senior/subordinate,  shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.


GREENWICH CAPITAL                                                              4
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

ShiftingInterest:          Until the first Distribution Date occurring after
                           October 2009, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                           (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           Periods:                       Unscheduled Principal Payments (%)
                           --------                       ----------------------------------
                           November 2002 - October 2009             0% Pro Rata Share
                           November 2009 - October 2010            30% Pro Rata Share
                           November 2010 - October 2011            40% Pro Rata Share
                           November 2011 - October 2012            60% Pro Rata Share
                           November 2012 - October 2013            80% Pro Rata Share
                           November 2013 and after                100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2005, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior
                           Certificates until each class principal balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


Greenwich Capital                                                              5
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich
 Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest Rate;

                           2) Class R Certificate, principal, until its balance is reduced to zero;

                           3) Class A Certificates, principal allocable to such Class;

                           4) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           5) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           6)   Class R Certificate, any remaining amount.


Greenwich Capital                                                              6
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Greenwich Capital                                                              7
--------------------------------------------------------------------------------

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A to Weighted Average Roll Date
------------------------------------------------------------------------------------
Coupon                4.020%
------------------------------------------------------------------------------------
Flat Price            10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
====================================================================================
100-00                 3.976      3.966      3.954      3.941      3.927      3.891
====================================================================================
WAL (yr) .........     3.83       3.37       2.96       2.61       2.29       1.78
MDUR (yr) ........     3.44       3.04       2.69       2.38       2.10       1.65
First Prin Pay ...   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay ....   10/25/07   10/25/07   10/25/07   10/25/07   10/25/07   10/25/07
------------------------------------------------------------------------------------

Class A to Maturity
------------------------------------------------------------------------------------
Coupon                4.020%
------------------------------------------------------------------------------------
Flat Price            10% CPR    15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
====================================================================================
100-00                 3.949      3.948      3.944      3.936      3.925      3.892
====================================================================================
WAL (yr) .........     7.70       5.53       4.21       3.33       2.71       1.91
MDUR (yr) ........     5.97       4.51       3.56       2.90       2.41       1.75
First Prin Pay ...   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay ....   10/25/32   10/25/32   10/25/32   10/25/32   10/25/32   10/25/32
------------------------------------------------------------------------------------


Greenwich Capital                                                              8
--------------------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

    The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR16
                      30 Year 5/1 Hybrid ARM Mortgage Loans
                       Preliminary Collateral Information
                            As of September 30, 2002

------------------------------------------------------------------------------
Product                                 30 Year 5/1 Hybrid -- Fully Amortizing
------------------------------------------------------------------------------
Weighted Average Gross Coupon                              5.400% (+/- 20 bps)
------------------------------------------------------------------------------
Weighted Average Gross Margin                                2.750% (+/- 5 bp)
------------------------------------------------------------------------------
Weighted Average Periodic Rate Cap                                      2.000%
------------------------------------------------------------------------------
Weighted Average First Rate Cap                                         5.000%
------------------------------------------------------------------------------
Weighted Average Life Cap                                  10.400% (+/- 20 bp)
------------------------------------------------------------------------------
Weighted Average Months to Roll                       60 Months (+/- 2 Months)
------------------------------------------------------------------------------
Stated Remaining Term                                               360 Months
------------------------------------------------------------------------------
Weighted Average Servicing Fee                                           0.50%
------------------------------------------------------------------------------
Weighted Average Master Servicing Fee                                    0.05%
------------------------------------------------------------------------------
Seasoning                                                  0 Month (+ 1 Month)
------------------------------------------------------------------------------
IO Loans                                                          75 (+/- 10%)
------------------------------------------------------------------------------
Weighted Average LTV                                            62.0% (+/- 2%)
------------------------------------------------------------------------------
State Concentration                                                 CA 70% Max
------------------------------------------------------------------------------
Prepayment Penalty                                        10% Approx. (+/- 5%)
------------------------------------------------------------------------------
Full Documentation                                                45% (+/- 5%)
------------------------------------------------------------------------------
Cash-out Refinance                                        30% Approx. (+/- 5%)
------------------------------------------------------------------------------
Single Family                                             90% Approx. (+/- 5%)
------------------------------------------------------------------------------
Weighted Average FICO                                     740 Approx. (+/- 10)
------------------------------------------------------------------------------
Average Loan Balance                            $645,000 Approx. (+/- $50,000)
------------------------------------------------------------------------------


Greenwich Capital                                                              9
--------------------------------------------------------------------------------

                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR16

                               Marketing Materials

                          $1,028,806,584 (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer


Greenwich Capital
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Greenwich Capital                                                              2
--------------------------------------------------------------------------------

           WAMU Mortgage Pass-Through Certs, Series 2002-AR16 CLASS A

                                                  Price-Yield Sensitivity Report

                       Settlement                    10/28/02
                       Class Balance           $1,000,000,000
                       Coupon                           4.020%
                       Cut-off Date                  10/01/02
                       Next Payment Date             11/25/02
                       Accrued Interest Days               27
                       Cleanup Call                        No
                       To WAVG Roll Date                  Yes

--------------------------------------------------------------------------------
Flat
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
99-24               4.049      4.048      4.047      4.046      4.045      4.043
99-24+              4.044      4.043      4.041      4.040      4.038      4.033
99-25               4.039      4.038      4.035      4.033      4.030      4.024
99-25+              4.035      4.032      4.030      4.027      4.023      4.014
99-26               4.030      4.027      4.024      4.020      4.016      4.005
99-26+              4.026      4.022      4.018      4.013      4.008      3.995
99-27               4.021      4.017      4.012      4.007      4.001      3.986
99-27+              4.017      4.012      4.006      4.000      3.993      3.976
--------------------------------------------------------------------------------
99-28               4.012      4.007      4.001      3.994      3.986      3.967
99-28+              4.008      4.002      3.995      3.987      3.978      3.957
99-29               4.003      3.997      3.989      3.981      3.971      3.948
99-29+              3.999      3.991      3.983      3.974      3.964      3.938
99-30               3.994      3.986      3.977      3.967      3.956      3.929
99-30+              3.990      3.981      3.972      3.961      3.949      3.920
99-31               3.985      3.976      3.966      3.954      3.941      3.910
99-31+              3.981      3.971      3.960      3.948      3.934      3.901
--------------------------------------------------------------------------------
100-00              3.976      3.966      3.954      3.941      3.927      3.891
--------------------------------------------------------------------------------
100-00+             3.972      3.961      3.948      3.935      3.919      3.882
100-01              3.967      3.956      3.943      3.928      3.912      3.872
100-01+             3.963      3.950      3.937      3.922      3.904      3.863
100-02              3.958      3.945      3.931      3.915      3.897      3.853
100-02+             3.953      3.940      3.925      3.909      3.890      3.844
100-03              3.949      3.935      3.920      3.902      3.882      3.834
100-03+             3.944      3.930      3.914      3.895      3.875      3.825
100-04              3.940      3.925      3.908      3.889      3.867      3.816
--------------------------------------------------------------------------------
100-04+             3.935      3.920      3.902      3.882      3.860      3.806
100-05              3.931      3.915      3.896      3.876      3.853      3.797
100-05+             3.926      3.910      3.891      3.869      3.845      3.787
100-06              3.922      3.904      3.885      3.863      3.838      3.778
100-06+             3.917      3.899      3.879      3.856      3.830      3.768
100-07              3.913      3.894      3.873      3.850      3.823      3.759
100-07+             3.908      3.889      3.868      3.843      3.816      3.750
100-08              3.904      3.884      3.862      3.837      3.808      3.740
================================================================================
WAL (yr)             3.83       3.37       2.96       2.61       2.29       1.78
MDUR (yr)            3.44       3.04       2.69       2.38       2.10       1.65
First Prin Pay   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay    10/25/07   10/25/07   10/25/07   10/25/07   10/25/07   10/25/07
--------------------------------------------------------------------------------

                 "Full Price" = "Flat Price" + Accrued Interest.
      Duration and related sensitivities are calculated at midpoint price. Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.

    This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates or the guarantor. GCM is acting as underwriter and not as agent for the issuer or its affiliates or the guarantor in connection with the proposed transaction.